UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2009
______________

iPass Inc.
(Exact name of Registrant as specified in its charter)

______________

Delaware	000-50327	93-1214598
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 – Entry into a Material Definitive Agreement
Item 2.02 -- Results of Operations and Financial Condition
Item 8.01 – Other Events
Item 9.01 -- Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 – Entry into a Material Definitive Agreement

On November 3, 2009, iPass Inc. and Foxhill Opportunity Master Fund, L.P. and its affiliates (collectively, “Foxhill”), entered into an amendment to the letter agreement between iPass, Foxhill and certain of Foxhill’s affiliates dated June 2, 2009.  The amendment provides that for the form of the $20 million second return of capital to stockholders called for by the original letter agreement shall be as follows:

•	By December 31, 2009, iPass shall declare and pay a $10 million extraordinary cash dividend to stockholders.

•	By March 31, 2011, iPass shall return an additional $10 million dollars to stockholders via a stock repurchase program or other means as determined by the Board of Directors.

•	By April 15, 2011, any remaining amount of the $20 million return of capital to stockholders shall be returned to stockholders in the form of an extraordinary dividend.

The first return of $20 million to stockholders, as called for by the letter agreement, occurred in September 2009.  Prior to the amendment, the letter agreement had provided that the second return of $20 million of capital to stockholders would occur in 2009.

A copy of the amendment to the letter agreement is attached as Exhibit 10.1 hereto, and the description above is qualified by reference to the full agreement as attached.

Item 2.02 - Results of Operations and Financial Condition

On November 5, 2009, iPass Inc. issued a press release announcing its third quarter 2009 financial results.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Item 2.02 of this current report and in the accompanying exhibit referenced in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained in Item 2.02 of this current report and in the accompanying exhibit referenced in Item 2.02 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by iPass Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 – Other Events

On November 5, 2009, iPass Inc. announced the declaration of a $10 million cash dividend to stockholders and a $10 million stock repurchase program.  The dividend is payable to stockholders of record as of December 4, 2009.

Item 9.01 - Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Letter Agreement dated November 3, 2009 between iPass Inc. and Foxhill Capital.
99.1	Press Release dated November 5, 2009, announcing iPass Inc.’s Third Quarter 2009 Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.

By:	/s/ Steven Gatoff
	Name:	Steven Gatoff
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated:  November 5, 2009

 EXHIBI  INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Letter Agreement dated November 3, 2009 between iPass Inc. and Foxhill Capital.
99.1	Press Release dated November 5, 2009, announcing iPass Inc.'s 2009 Third Quarter Financial Results